UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 22, 2008

LaBRANCHE & CO INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15251	13-4064735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Whitehall Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 22, 2008, LaBranche & Co Inc. (the “Company”) issued a press release announcing its results for the first quarter of 2008. A copy of this press release is furnished herewith as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that Section.

Item 8.01.	Other Events.

On April 22, 2008, the Company announced that its Board of Directors has approved a redemption of all of its remaining outstanding 9 1/2 % Senior Notes due 2009, in the aggregate principal amount of $169.1 million, at a redemption price of 102.375%, plus accrued and unpaid interest thereon, pursuant to the optional redemption provisions of the indenture governing the notes. The Company expects the redemption to be completed on or about May 23, 2008. Following the redemption, approximately $210.0 million of the Company’s 11% Senior Notes due 2012 will remain outstanding under the indenture.

The Company also announced that its Board of Directors has approved a share repurchase program to purchase an aggregate of up to $40.0 million in shares of its outstanding common stock. This program may be implemented from time to time in the open market, in privately negotiated transactions or otherwise, in compliance with applicable state and federal securities laws. The timing and amounts of any purchases will be based on market conditions and other factors, including price, regulatory requirements, debt covenant compliance and capital availability. The indenture governing the Company’s outstanding senior notes currently limits repurchases of its stock to $15.0 million. However, upon the Company’s redemption of the outstanding 9 1/2% Senior Notes due 2009, that limitation will be increased to an amount in excess of $40.0 million. The share repurchase program may be suspended, modified or discontinued at any time.

A copy of the Company’s press release announcing the senior note redemption and the stock repurchase program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by LaBranche & Co Inc. dated April 22, 2008.

All other Items of this report are inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBRANCHE & CO INC.

Date: April 22, 2008	By:	/s/ Jeffrey A. McCutcheon
	Name:	Jeffrey A. McCutcheon
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by LaBranche & Co Inc. dated April 22, 2008.

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